UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 2)
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2022

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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	AMPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Altus Power, Inc. (the “Company”) previously filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) on November 14, 2022, and an amendment to the Original 8-K with the SEC also on November 14, 2022. The Original 8-K disclosed the purchase of approximately 88 MWs of operating solar assets of D.E. Shaw Renewables Investments, L.L.C. through acquisitions of the membership interests in its single purpose entities: DESRI II Acquisition Holdings, L.L.C. and DESRI V Acquisition Holdings, L.L.C. (the “Acquisition”).

This Amendment No. 2 to the Original 8-K is being filed to provide the required financial statements under Rule 3-05 of Regulation S-X with respect to DESRI II Acquisition Holdings, L.L.C. and DESRI V Acquisition Holdings, L.L.C. Additionally, this report presents the required pro forma financial information reflecting the impact of the Acquisition on the Company.

The Company’s results with respect to DESRI II Acquisition Holdings, L.L.C. and DESRI V Acquisition Holdings, L.L.C. may be materially different from those expressed in this amended current report due to various factors, including but not limited to those discussed in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31,2021, filed with the SEC on March 24, 2022 and Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the SEC on November 14, 2022.

Item 9.01 - Financial Statements and Exhibits.
(a) Financial statements of business acquired
The following financial statements and related notes are attached hereto as Exhibit 99.1:
•Audited consolidated balance sheets as of December 31, 2021 and 2020, and statements of operations, of redeemable non-controlling interest and equity, and of cash flows for the years then ended, for DESRI II Acquisition Holdings, L.L.C. and Subsidiaries.
•Audited consolidated balance sheets as of December 31, 2021 and 2020, and statements of operations, of redeemable non-controlling interest and equity, and of cash flows for the years then ended, for DESRI V Acquisition Holdings, L.L.C. and Subsidiaries.
•Unaudited condensed consolidated balance sheet as of September 30, 2022, and statement of operations, of equity, and of cash flows for the nine months then ended, for DESRI II Acquisition Holdings, L.L.C.
•Unaudited condensed consolidated balance sheet as of September 30, 2022, and statement of operations, of equity, and of cash flows for the nine months then ended, for DESRI V Acquisition Holdings, L.L.C.
(b) Pro forma financial information
The following pro forma financial information and related notes are attached hereto as Exhibit 99.2:
•Unaudited pro forma condensed combined balance sheet as of September 30, 2022.
•Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022.
•Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of CohnReznick LLP
99.1	Financial Statements with respect to the Acquisition of DESRI II Acquisition Holdings, L.L.C. and DESRI V Acquisition Holdings, L.L.C.
99.2	Pro Forma Financial Information with respect to the Acquisition of DESRI II Acquisition Holdings, L.L.C. and DESRI V Acquisition Holdings, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2023

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director